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                                                                   EXHIBIT 23.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion, quotation and summarization in this Joint Proxy Statement/Prospectus of American General Hospitality Corporation on Form S-4 (File No. 333-49611) being filed under the Securities Act of 1933 of our report titled "An Overview of Paper-Clipped REITS" dated March 11, 1998.

                                          /s/ COOPERS & LYBRAND L.L.P.

Washington, D.C.

June 18, 1998